Execution version

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                                 4 December 2007

                            SHARE PURCHASE AGREEMENT

                                     amongst

                                  YUDA LIMITED

                                       and

                         ORASCOM TELECOM EURASIA LIMITED

                                       and

                         ORASCOM TELECOM HOLDING S.A.E.

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                                TABLE OF CONTENTS

                                                                            Page

1.  INTERPRETATION.............................................................1
2.  SALE AND PURCHASE..........................................................5
3.  CONSIDERATION..............................................................5
3A. CONDITIONS.................................................................6
4.  PRE-CLOSING OBLIGATIONS....................................................6
5.  CLOSING....................................................................7
6.  SELLER'S AND OTH'S WARRANTIES..............................................7
7.  PURCHASER'S WARRANTIES.....................................................8
8.  OTH'S GUARANTEE............................................................8
9.  CONFIDENTIALITY AND ANNOUNCEMENTS..........................................9
10. ASSIGNMENT................................................................10
11. FURTHER ASSURANCE.........................................................10
12. ENTIRE AGREEMENT..........................................................10
13. SEVERANCE AND VALIDITY....................................................10
14. VARIATIONS................................................................10
15. REMEDIES AND WAIVERS......................................................10
16. EFFECT OF CLOSING.........................................................11
17. SURVIVAL AND RIGHTS OF RESCISSION.........................................11
18. THIRD PARTY RIGHTS........................................................11
19. PAYMENTS..................................................................11
20. COSTS AND EXPENSES........................................................11
21. NOTICES...................................................................12
22. COUNTERPARTS..............................................................13
23. GOVERNING LAW AND JURISDICTION............................................13
24. AGENT FOR SERVICE OF PROCESS..............................................13
THE SCHEDULE : WARRANTIES.....................................................15

                                       (i)
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THIS AGREEMENT is made on the 4 day of December 2007

BETWEEN:

(1) YUDA LIMITED, a company incorporated in the British Virgin Islands whose registered office is at Pasea Estate, Road Town, Tortola, the British Virgin Islands (the "Purchaser");

(2) ORASCOM TELECOM EURASIA LIMITED, a company established in accordance with the laws of the British Virgin Islands whose registered office is at 1, 17, Sir Augustus Bartolo Street, Ta' Xinex, Malta (the "Seller"); and

(4) ORASCOM TELECOM HOLDING S.A.E., a company established in accordance with the laws of the Arab Republic of Egypt whose principal place of business is at 2005A Nile City Towers, Cornish El Nile, Ramlet Beaulac, Cairo, Egypt (the "OTH").

 WHEREAS:

(A) The Seller, a wholly owned subsidiary of OTH, has agreed to sell and the Purchaser has agreed to purchase, the Sale Shares (as defined in Clause 1.1 (Interpretation)) on the terms and conditions of this Agreement.

(B) OTH has agreed to give the guarantee set forth in Clause 8 (OTH's Guarantee), and to undertake certain other obligations as set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1   In this Agreement:

      "Affiliates"                 means, with respect to any company, its
                                   subsidiaries or holding companies or any subsidiaries of such holding companies.

      "Business Day"               means a day (other than a Saturday or Sunday
                                   or a public holiday) when commercial banks generally open for business in Hong Kong and the Arab Republic of Egypt.

      "Cayman Islands Register of  means  the   register  of  members  of  the
      Members"                     Company  kept  and maintained in the Cayman
                                   Islands from time to time.

      "Cayman Islands Register of  means the  register of  transfers of shares
      Transfers"                   of the Company kept and maintained in the
                                   Cayman Islands from time to time.

      "Closing"                    means the  closing of the sale and  purchase
                                   of the Sale Shares in accordance with the terms of this

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                                   Agreement.

      "Closing  Date"              4 January 2008 or such earlier date as the
                                   parties hereto may agree in writing.

      "Conditions"                 has the meaning given to it in Clause 3A.1.

      "Companies Ordinance"        means the Companies Ordinance, Chapter 32 of
                                   the Laws of Hong Kong.

      "Company"                    means Hutchison Telecommunications
                                   International Limited, a company incorporated under the laws of the Cayman Islands, and whose shares are listed on the Stock Exchange
                                   (Stock Code: 2332), and whose American
                                   depositary shares are listed on the New York
                                   Stock Exchange, Inc. (Ticker: HTX).

      "Consideration"              means the consideration payable in HK$ in
                                   immediately available funds being the
                                   aggregate Purchase Price for the Sale Shares as set out in Clause 3 (Consideration).

      "Encumbrance"                means liens, security interests, options,
                                   rights of first refusal, rights of first offer, tag along rights, claims, mortgages, charges, licences to third parties, leases to third parties or security agreements or any other material restrictions or limitations on the use of real or personal property or irregularitiesin title thereto.

      "Financing                   Parties" means those banks and financial
                                   institutions and institutional and
                                   professional investors that provide finance from time to time to the Seller and its Affiliates where such finance is secured by the Sale Shares; and "Financing Party" shall be construed accordingly.

      "Governmental Authority"     means any international, supranational,
                                   national, provincial, regional, federal, state, municipal or local government, any instrumentality, subdivision, court, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental, self-regulatory or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, which shall include where applicable, the Stock Exchange, the Cairo and Alexandria Stock Exchange, the
                                   Hong Kong Securities and Futures Commission and the US Securities and Exchange
                                   Commission.

      "HK$" or "Hong Kong          the lawful currency of Hong Kong.

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      Dollars"

      "holding company"            has the meaning given to it in the Companies
                                   Ordinance.

      "Hong Kong"                  means the Hong Kong Special Administrative
                                   Region of the People's Republic of China.

      "HWL" means Hutchison Whampoa Limited of 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong.

      "Law" means any statute, law, ordinance, rule, regulation or guidelines of any Governmental Authority.

      "Listing Rules"              means the Rules Governing the Listing of
                                   Securities on the Stock Exchange.

      "Long Stop Time"             means 5:00 p.m. on 3 January, 2008
                                   (Hong Kong time).

      "Loss" or "Losses"           means any and all losses, claims,
                                   liabilities, damages, judgments, proceedings, arbitration, assessments, charges, fines and penalties, interest, reasonable costs and expenses, including reasonable expenses of investigation and enforcement of any claim or indemnity and all reasonable legal and other professional fees and expenses.

      "Person" means and includes an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an incorporated organisation and a Governmental Authority.

      "Purchase Price"             means HK$11.00 per Sale Share.

      "Purchaser's Warranties"     means the representations and warranties
                                   by the Purchaser referred to in
                                   Clause 8.1 (Purchaser's Warranties).

      "Register of Members"        means the register of members of the
                                   Company kept and maintained by its Hong
                                   Kong branch share registrar.

      "Sale Shares"                means 239,108,144 Shares in the issued
                                   share capital of the Company.

      "Security Agent"             means a security or collateral agent
                                   and any replacement or successor thereof, acting for the benefit of the Financing
                                   Parties.

      "Seller's Designated         means such bank account as designated in
                                   writing by

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      Account"                     the Seller (or the Security Agent) to the
                                   Purchaser at least 5 Business Days prior to the Closing Date for effecting transfer of the Consideration pursuant to the terms hereof.

      "Shares" means ordinary shares of nominal value HK$0.25 each in the share capital of the Company.

      "Stock Exchange"             means The Stock Exchange of Hong Kong
                                   Limited.

      "subsidiary"                 has the meaning given to it in the Companies
                                   Ordinance.

      "Tax" or "Taxation"          means any income, gross receipts,
                                   withholding,  sales or value added tax.

      "Transaction                 Documents" means this Agreement and other
                                   documents contemplated to be executed and exchanged prior to or at Closing.

      "Warranties"                 means the representations and warranties in
                                   Clause 7.1 (Seller's and OTH's Warranties) and set out in the Schedule (Warranties).

1.2   In this Agreement, unless the context otherwise requires:

      (i) any reference in this Agreement to "writing" or comparable expressions includes a reference to facsimile transmission or comparable means of communication (excluding, for the avoidance of doubt, email);

      (ii) words expressed in the singular number shall include the plural and vice versa, words expressed in the masculine shall include the feminine and neuter gender and vice versa;

      (iii) references to Clauses, Schedules and Recitals are references to clauses, schedules and recitals of this Agreement;

      (iv)    reference to "day" or "days" are to calendar days;

      (v) this "Agreement" or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

      (vi) "include," "includes," and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of similar import;

      (vii) the table of contents and headings are inserted for convenience only and do not affect the construction of this Agreement;

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      (viii)  references herein to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions and shall include any provisions of which they are re-enactments (whether with or without modification) but in each case as at the date of this Agreement;

      (ix) references to a "company" include any company, corporation or other body corporate wherever and however incorporated or established;

      (x) references to "party" or "parties" are to a party to or the parties to this Agreement; and

      (xi) references to any English legal term for any action, remedy, method of financial proceedings, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.3 The Schedule to this Agreement is incorporated into and form an integral part of this Agreement.

2.    SALE AND PURCHASE

2.1 The Seller shall sell and the Purchaser shall purchase the Sale Shares with all rights now or in the future attaching to them (including the right to receive all dividends, distributions or any return of capital declared, made or paid on or after the date of this Agreement) on the terms and conditions of this Agreement.

2.2 The Seller covenants and confirms that, subject only to satisfaction of the Conditions, it has the right to transfer legal and beneficial title to the Sale Shares.

2.3 The Seller covenants and confirms that the Sale Shares shall be sold and purchased at Closing free from all Encumbrances.

2.4 The Seller waives and shall procure the waiver of any restrictions on transfer (including all pre-emption rights) which may exist in relation to the Sale Shares.

2.5 Neither the Seller nor the Purchaser shall be obliged to complete the sale and purchase of any of the Sale Shares unless the sale and purchase of all the Sale Shares is completed simultaneously.

3.    CONSIDERATION

      The consideration for the sale and purchase of the Sale Shares shall be the payment of the sum of HK$2,630,189,584 (Hong Kong Dollars Two Billion Six Hundred and Thirty Million One Hundred and Eighty Nine Thousand Five Hundred and Eighty Four Only) at Closing in accordance with Clause 5.2.

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3A. CONDITION

3A.1 The agreement to sell and purchase the Sale Shares contained in Clause 2 is conditional upon the delivery to the Seller of:

      (i) a deed of release relating to the security over the Sale Shares previously granted in favour of the Security Agent, and executed by the Security Agent and/or such other Financing Party or Parties as may be required for this purpose; and

      (ii) any other consents required by the Security Agent or any such Financing Party or Parties for the transfer of the Sale Shares pursuant to the terms of the financing secured by the Sale Shares (the "Conditions").

3A.2 The Seller shall use its best endeavours to ensure that the Conditions are fulfilled promptly after the date of this Agreement, and in any event on or before the Long Stop Time. The Seller shall notify the Purchaser in writing promptly upon becoming aware that the Conditions have been fulfilled.

3A.3 If the Conditions are not fulfilled by the Long Stop Time, the Purchaser shall be entitled to terminate this Agreement by written notice to the others. In such event none of the parties shall have any claim under this Agreement of any nature whatsoever against the others except in respect of any rights and liabilities which have accrued before such termination.

 4.   PRE-CLOSING OBLIGATIONS

 4.1 Simultaneous with or after the execution and delivery of this Agreement by all parties and prior to the Closing Date, the Seller shall deliver or procure the delivery of the following to the Purchaser:

      (a) a written request in the prescribed form for removal of the Sale Shares registered in the name of the Security Agent (or its nominee) from the Register of Members to the Cayman Islands Register of Members;

      (b) a certified extract of the written resolutions of the directors of the Seller approving and authorising the execution, delivery and performance of this Agreement (including the sale of the Sale Shares to the Purchaser as of and with effect from the Closing
           Date) and each of the other Transaction Documents to which it is a party;

      (c) a certified extract of the written resolutions of the directors of OTH approving and authorising the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party;

      (d) a certified copy of each power of attorney (if any) under which any document to be delivered to the Purchaser has been executed; and

      (e) an original incumbency certificate from the registered agent of the Seller in the British Virgin Islands (or its equivalent in Malta) dated prior to the date of this Agreement.

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4.2   Simultaneous with or after the execution and delivery of this Agreement by all parties and prior to the Closing Date, the Purchaser shall deliver to the Seller:

      (a) deliver to the Seller a certified extract of the resolutions of the directors of the Purchaser approving and authorising the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party; and

      (b) deliver to the Seller a certified copy of each power of attorney (if any) under which any document to be delivered to the Seller has been executed.

 5.   CLOSING

5.1 Subject to fulfilment of the Conditions, Closing shall take place at 12 noon, Hong Kong time, on the Closing Date at the offices of HWL at 22/F, Hutchison House, 10 Harcourt Road, Hong Kong or at such other time or place as is agreed in writing by the Seller and the Purchaser.

5.2 At Closing and against delivery to the Seller of a copy irrevocable instructions issued for payment of the full amount of the Consideration into the Seller's Designated Account by wire transfer, the Seller shall:

      (i) deliver or procure the delivery to the Purchaser or a Person designated by the Purchaser of a stock transfer form in relation to the transfer of the Sale Shares to the Purchaser duly executed by the Seller or the Security Agent (or its nominee);

      (ii) provide such assistance as the Purchaser may reasonably require for effecting registration of the transfer of the Sale Shares to the Purchaser as of the Closing Date; and

      (iii) deliver or procure that there be delivered to the Purchaser or a Person designated by the Purchaser an original share certificate issued by the Company in the name of the Seller or the Security Agent (or its nominee) representing the Sale Shares for cancellation.

 5.3 If the provisions of Clause 5.2 are not complied with on the Closing Date, the Purchaser shall not be obliged to complete this Agreement and may treat this Agreement as terminated for breach of condition and require immediate repayment of the Consideration to the extent received in the Seller's Designated Account by the Seller (without limiting the Purchaser's rights and remedies under this Agreement).

 6.   SELLER'S AND OTH'S WARRANTIES

6.1 The Seller hereby represents and warrants to the Purchaser that each of the Warranties is true and accurate in all respects and not misleading as at the date of this Agreement.

6.2 OTH hereby represents and warrants to the Purchaser that each of Warranty 1.1(ii) and, insofar as they relate to OTH, Warranties 1.2(i), (ii) and
      (iii) and 1.3(ii) are true and accurate in all respects and not misleading as at the date of this Agreement.

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6.3   The Seller and OTH acknowledge that the Purchaser are entering into this
      Agreement on the basis of and in reliance upon representations in the terms of the Warranties.

6.4 Each of the Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Warranty or by anything in this Agreement.

7.    PURCHASER'S WARRANTIES

 7.1 The Purchaser hereby represents and warrants to the Seller and OTH as of the date of this Agreement that each of the warranties and representations in this Clause 7 is true and accurate in all respects and not misleading as at the date of this Agreement:

      (i) The Purchaser is wholly owned and controlled ultimately by Mr Li Ka-shing and is a corporation duly organised, validly existing and in good standing under the laws of the British Virgin Islands.

      (ii) The Purchaser is not in receivership or liquidation nor has it taken any step to enter liquidation, and no petition has been presented for winding up the Purchaser. There are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Purchaser.

      (iii) The Purchaser has the corporate power and authority to execute, deliver and perform its obligations under and consummate the transactions contemplated by each of the Transaction Documents to which it is a party and the other instruments and agreements to be executed and delivered by the Purchaser as contemplated hereby and thereby.

      (iv) The entry into and performance of the Transaction Documents to which the Purchaser is a party will not constitute a breach by the Purchaser of or default under: (A) any provision of the organisational documents of the Purchaser; (B) any legally binding obligation or any material agreement or undertaking or the terms of any guarantee by which the Purchaser is bound; or
              (C) any Law applicable to the Purchaser;

7.2 Each of the Purchaser's Warranties shall be separate and independent and (unless expressly provided otherwise) shall not be limited by reference to any other Purchaser's Warranty or by anything in this Agreement.

7.3 The Purchaser acknowledges that the Seller and OTH are entering into this Agreement on the basis of and in reliance upon representations in the terms of the Purchaser's Warranties.

8.    OTH'S GUARANTEE

8.1 In consideration of the Purchaser entering into this Agreement, OTH unconditionally and irrevocably guarantees to the Purchaser the due and punctual performance and payment by the Seller of all its financial and other obligations under or pursuant to this Agreement (the "Seller's Guaranteed Obligations").

8.2 If and whenever the Seller defaults for any reason whatsoever in the performance of any of the Seller's Guaranteed Obligations, OTH shall immediately upon demand

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      unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Seller's Guaranteed Obligations as if it was the principal obligor in regard to which such default has been made.

8.3 This guarantee is to be a continuing guarantee and accordingly is to remain in force until all Seller's Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Purchaser may now or hereafter have or hold for the performance and observance of the Seller's Guaranteed Obligations.

8.4 As a separate and independent obligation, OTH agrees (as primary obligor and not only as surety) to indemnify, defend and hold harmless the Purchaser from time to time (without set-off or counterclaim) from and against any and all Losses suffered by the Purchaser to the extent of any relevant limit on the liability of the Seller in this Agreement as a result of (i) the failure by the Seller to perform any of the Seller's Guaranteed Obligations; or (ii) any of the Seller's Guaranteed Obligations (including, without limitation, any moneys payable) not being enforceable, effective against or recoverable from the Seller by reason of any legal limitation, disability or incapacity on or of the Seller or any other fact or circumstances whatsoever (other than any limitation imposed by this Agreement). The amount of the Loss or of any payment to be made by OTH pursuant to this Clause 8.4 or any other provision of this Clause 8 shall be equal to, and shall in no circumstances exceed, the amount which the Purchaser would otherwise have been entitled to recover from the Seller under the terms of this Agreement.

8.5   The liability of OTH under this Clause 8:

      (i) shall not be released or diminished by any variation of the Seller's Guaranteed Obligations or any forbearance, neglect or delay in seeking performance of the Seller's Guaranteed Obligations or any granting of time for such performance; and

      (ii) shall not be affected or impaired by reason of any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.

8.6 OTH waives any right it may have of first requiring the Purchaser to proceed against the Seller before claiming from OTH under this Clause 8.

9.    CONFIDENTIALITY AND ANNOUNCEMENTS

      No announcement, statement, press conference or other communication shall be (or authorised to be) made, released, issued or held by or on behalf of any party or its directors, officers, employees, agents or advisers before, on or after Closing concerning this Agreement, or the subject matter or provisions of, or transactions or matters referred to in or contemplated by, or negotiations leading to, this Agreement,; provided that nothing in the foregoing shall prohibit the issue or release by any party of any announcement or circular if and to the extent required by law or any regulatory body or the rules of any recognised stock exchange, including the Stock Exchange, New York Stock Exchange, Inc. and the Cairo and Alexandria Stock Exchange, on which the shares of such party, its Affiliates or the Company are listed but the party

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      with an obligation to issue or release an announcement or a circular shall consult with the other parties insofar as is reasonably practicable before complying with such an obligation.

10.   ASSIGNMENT

      This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto without the express written consent of the other parties hereto.

11.   FURTHER ASSURANCE

      The Seller and OTH shall from time to time and at their own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by, and in a form reasonably satisfactory to, the Purchaser to give full effect to this Agreement and its rights, powers and remedies under this Agreement. The Purchaser shall from time to time and at their own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by, and in a form reasonably satisfactory to, the Seller and OTH to give full effect to this Agreement and its rights, powers and remedies under this Agreement.

12.   ENTIRE AGREEMENT

      This Agreement, together with each other Transaction Documents, constitute the whole agreement between the parties and supersedes any previous arrangements or agreements between them relating to the sale and purchase of the Sale Shares.

13.   SEVERANCE AND VALIDITY

13.1 If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, such provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the parties.

13.2 To the extent it is not possible to delete or modify the provision, in whole or in part, under Clause 13.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Clause 13.1, not be affected.

14.   VARIATIONS

      No variation of this Agreement shall be effective unless in writing and signed by the parties.

15.   REMEDIES AND WAIVERS

15.1 No waiver of any right under this Agreement shall be effective unless in writing. Unless expressly stated otherwise a waiver shall be effective only in the circumstances for which it is given.

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15.2  No delay or omission by any party in exercising any right or remedy provided by law or under this Agreement shall constitute a waiver of such right or remedy. 15.3 The single or partial exercise of a right or remedy under this Agreement shall not preclude any other nor restrict any further exercise of any such right or remedy.

15.3 The single and partial exercise of a right or remedy under this Agreement shall not preclude any rights or remedies provided by law.

15.4 The rights and remedies provided in this Agreement are cumulative and do not exclude any rights or remedies provided by law.

16.   EFFECT OF CLOSING

      The provisions of this Agreement which remain to be performed following Closing shall continue in full force and effect notwithstanding Closing.

17.   SURVIVAL AND RIGHTS OF RESCISSION

17.1 Subject to Clause 5.3, no party shall have any right to rescind this Agreement under any circumstance.

17.2 The representations and warranties of any party contained in this Agreement shall survive the sale and purchase of the Sale Shares pursuant to this Agreement.

18.   THIRD PARTY RIGHTS

      This Agreement is made for the benefit of the parties, their successors and permitted assigns and is not intended to benefit or be enforceable by any other person.

19.   PAYMENTS

19.1 Any amount payable by the Seller or OTH to the Purchaser or by the Purchaser to the Seller or OTH shall be made in full without set-off or counter-claim and free from any deduction or withholding whatsoever, except as required by law.

19.2 If any deduction or withholding is required by law to be made from any payment or if the recipient is subject to Tax in respect of such payment, the payer shall increase the amount of the payment to the extent necessary to ensure that the net amount received and retained by the recipient (after taking into account all deductions, withholdings or Tax) is equal to the amount it would have received had the payment not been subject to any such deductions, withholdings or Tax.

20.   COSTS AND EXPENSES

20.1 Except as provided otherwise, each party shall pay its own costs and expenses in connection with the negotiations, preparation and performance of this Agreement and the other Transaction Documents.

20.2 Any transfer, registration, stamp, documentary or similar taxes chargeable in connection with the transfer of the Sale Shares under this Agreement shall be borne equally by the Seller and the Purchaser. The Seller and the Purchaser shall co-operate in minimising any such taxes and in the timely making of all filings, returns, reports and forms as may be required in connection therewith.

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21.   NOTICES

21.1 Any notice or other communication to be given under or in connection with this Agreement ("Notice") shall be in the English language in writing and signed by or on behalf of the party giving it and marked for the attention of the relevant party. A Notice may be delivered personally or sent by fax, pre-paid recorded delivery or pre paid registered airmail to the address or fax number provided in Clause 21.3.

21.2  A Notice shall be deemed to have been received:

      (i)     at the time of delivery if delivered personally;

      (ii)    at the time of transmission if sent by fax;

      (iii) two Business Days after the time and date of posting if sent by pre-paid recorded delivery; or

      (iv) five Business Days after the time and date of posting if sent by pre-paid registered airmail,

      provided that if deemed receipt of any Notice occurs after 6.00 p.m. or is not on a Business Day, deemed receipt of the Notice shall be 9.00 a.m. on the next Business Day. References to time in this Clause 21 are to local time in the country of the addressee.

21.3  The addresses and fax numbers for service of Notice are:

      Purchaser:

      Name:                        Yuda Limited

      Address:                     c/o 7th Floor,
                                   Cheung Kong Center,
                                   2 Queen's Road Central,
                                   Hong Kong
      For the attention of:        Ms. Ezra Pau
      Fax number:                  (852) 2537 8184

      Seller:

      Name:                        Orascom Telecom Eurasia Limited
      Address:                     c/o 2005A Nile City Towers - South Tower
                                   Cornish El Nile
                                   Ramlet Beaulac - 11221
                                   Cairo, Egypt

      For the attention of:        Legal Department
      Fax number:                  202 2461 5055

      OTH

      Name:                        Orascom Telecom Holding S.A.E.
      Address:                     2005A Nile City Towers - South Tower
                                   Cornish El Nile
                                   Ramlet Beaulac
                                   Cairo
                                   Egypt

      For the attention of:        Mr. Naguib Sawiris, Chairman & CEO
      Fax number:                  202 2461 5055

      With a copy to:              Orascom Telecom Holding S.A.E.
      Address:                     2005A Nile City Towers - South Tower
                                   Cornish El Nile
                                   Ramlet Beaulac
                                   Cairo
                                   Egypt

      For the attention of:        Legal Department
      Fax number:                  202 2461 5165

21.4 A party shall notify the other parties of any change to its address in accordance with the provisions of this Clause 21 provided that such notification shall only be effective on the later of the date specified in the notification and 5 (five) Business Days after deemed receipt.

22.   COUNTERPARTS

      This Agreement may be executed in counterparts and shall be effective when each party has executed a counterpart. Each counterpart shall constitute an original of this Agreement and all counterparts taken together shall constitute one and the same agreement. Delivery of a facsimile executed counterpart of the signature page shall be effective as delivery of an original executed counterpart of this Agreement.

23.   GOVERNING LAW AND JURISDICTION

23.1 This Agreement shall be governed by and construed in accordance with English law.

23.2 The parties irrevocably agree that the courts of England are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and proceedings in respect of any dispute may be brought in such courts.

24.   AGENT FOR SERVICE OF PROCESS

24.1 The Purchaser irrevocably appoints Hutchison Whampoa Agents (UK) Limited of Hutchison House, 5 Hester Road, Battersea, London SW11 4AN, the United Kingdom and each of the Seller and OTH irrevocably appoints Law Debenture of Corporate Services Limited of Fifth Floor, 100 Wood Street, London, England, EC2V 7EX, in each case as its agent for service of process in England.

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
24.2 If any person appointed as agent for service of process ceases to act as such the relevant party shall immediately appoint another person to accept service of process on its behalf in England and notify the other parties of such appointment. If it fails to do so within ten Business Days any other party shall be entitled by notice to the other parties to appoint a replacement agent for service of process.

IN WITNESS WHEREOF each party has executed this Agreement, or caused this Agreement to be executed by its duly authorised representatives.

                                    Schedule

                                   Warranties

The Seller hereby represents and warrants to the Purchaser as of the date hereof (save in respect of 1.1(ii) and the Warranties given by OTH in 1.2(i), (ii) and (iii) and 1.3(ii)) and OTH represents and warrants to the Purchaser as at the date hereof as set out in 1.1(ii) and, insofar as they relate to OTH, 1.2(i),
(ii) and (iii) and 1.3(ii) only, as follows:

1.1   Organisation of the Seller and OTH.

(i) The Seller is a corporation duly organised under the laws of the British Virgin Islands, and is validly existing and in good standing under the laws of Malta.

(ii) OTH is a corporation duly organised, validly existing and in good standing under the laws of the Arab Republic of Egypt.

(iii) The Seller is not in receivership or liquidation nor has it taken any step to enter liquidation, and no petition has been presented for winding up the Seller. There are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Seller.

1.2   Authority and Enforceability.

 (i) Each of the Seller and OTH has the corporate power and authority to execute, deliver and perform its obligations under and consummate the transactions contemplated by each of the Transaction Documents to which it is a party and the other instruments and agreements to be executed and delivered by the Seller or OTH as contemplated hereby and thereby, including the sale and transfer of the Sale Shares pursuant to this Agreement.

 (ii) The execution, delivery and performance of the Transaction Documents to which either the Seller or OTH is a party, and all other instruments and agreements to be executed and delivered by the Seller or OTH as contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorised by the respective directors and, to the extent required, the respective shareholders of the Seller and OTH, as relevant, and no other corporate or shareholder action on the part of the Seller or OTH is necessary to authorise the execution, delivery and performance of the Transaction Documents to which the Seller or OTH is a party, such other instruments and agreements contemplated hereby and thereby or the consummation of the transactions contemplated hereby and thereby.

(iii) The Transaction Documents to which either the Seller or OTH is a party and all other instruments and agreements to be executed and delivered by the Seller or OTH as contemplated hereby and thereby, when delivered in accordance with the terms hereof, assuming the due execution and delivery of the Transaction Documents and each such other document by the other parties hereto and thereto, shall have been duly executed and delivered by each of the Seller and OTH and shall be valid and binding obligations of each of the Seller and OTH enforceable against them in accordance with their terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting the enforcement of creditors' rights generally or to general equitable principles.

1.3   Consents and Approvals; No Violations.

(i) The Seller has obtained all consents and made all notifications necessary for its entry into and performance of its obligations under the Transaction Documents.

(ii) The entry into and performance of the Transaction Documents to which the Seller or OTH is a party will not constitute a breach by the Seller or OTH of or default under: (A) any provision of the organisational documents of the Seller or OTH; (B) any legally binding obligation or any material agreement or undertaking or the terms of any guarantee by which the Seller or OTH is bound; or (C) any Law applicable to the Seller and OTH.

(iii) The Seller has not made the decision to enter into this Agreement or to sell the Sale Shares as a result of and on the basis of any unpublished information relating to the Company or the Company Subsidiaries which in the reasonable opinion of the Seller would constitute "relevant information" (as defined in Part XIII and XIV of the Securities and Futures Ordinance of Hong Kong (Cap.571)).

1.4   Sale Shares

      The Seller is the beneficial owner of and has good and valid title to the Sale Shares free and clear of any Encumbrance other than the security created in favour of the Security Agent which will be released prior to or at Closing. All of the Sale Shares are fully paid.

SIGNED by Susan Chow               )
for and on behalf of               )
YUDA LIMITED in the presence of:   ) Signature:  /s/ Susan Chow
                                                 -------------------------------

Witness
Signature:  /s/ Lam Sin Yu
Name:       Lam Sin Yu, Bernardine
Address:    Solicitor, Hong Kong SAR

Occupation: _______________________


SIGNED by _________________________)
for and on behalf of               )
ORASCOM TELECOM EURASIA LIMITED    )
in the presence of:                ) Signature:
                                                 -------------------------------

Witness
Signature:  _______________________
Name:       _______________________
Address:    _______________________

Occupation: _______________________


SIGNED by _________________________)
for and on behalf of               )
ORASCOM TELECOM HOLDING S.A.E.     )
in the presence of:                ) Signature:
                                                 -------------------------------

Witness
Signature:  _______________________
Name:       _______________________
Address:    _______________________

Occupation: _______________________

SIGNED by _________________________)
for and on behalf of               )
YUDA LIMITED in the presence of:   ) Signature:
                                                 -------------------------------

Witness
Signature:  _______________________
Name:       _______________________
Address:    _______________________

Occupation: _______________________


SIGNED by Naguib Sawiris           )
for and on behalf of               )
ORASCOM TELECOM EURASIA LIMITED    )
in the presence of:                ) Signature:  /s/ Naguib Sawiris
                                                 -------------------------------

Witness
Signature:  /s/ Ragy Soliman
Name:       Ragy Soliman
Address:    Nile City Towers-South Tower
            Cornish El Nile - Cairo-Egypt
Occupation: VP Legal Affairs - Orascom Telecom


SIGNED by Naguib Sawiris           )
for and on behalf of               )
ORASCOM TELECOM HOLDING S.A.E.     )
in the presence of:                ) Signature:  /s/ Naguib Sawiris
                                                 -------------------------------

Witness
Signature:  /s/ Ragy Soliman
Name:       Ragy Soliman
Address:    Nile City Towers-South Tower
            Cornish El Nile - Cairo-Egypt
Occupation: VP Legal Affairs - Orascom Telecom

                                       17